Exhibit 99.1
Orchestra BioMed Corporate Overview October 2025 Nasdaq: OBIO

Forward-Looking Statements This presentation has been prepared for informational purposes only from information supplied by Orchestra BioMed Holdings, Inc., referred to herein as “we,” “our,” “Orchestra BioMed,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Orchestra BioMed makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements relating to the potential safety and efficacy of our product candidates, the initiation, enrollment and timing of our planned pivotal trials and reporting of top-line results, expected market sizes for our product candidates, the ability of our partnerships to accelerate clinical development and the benefits of Breakthrough Device Designation. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to regulatory approval of the Company’s product candidates; the timing of, and the Company’s ability to achieve expected regulatory and business milestones; the impact of competitive products and product candidates; and the risk factors discussed under the heading “Item 1A. Risk Factors” in the Company’s annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 31, 2025 as updated by any risk factors disclosed under the heading “Item 1A. Risk Factors” in Part II of the Company’s subsequently filed quarterly reports on Form 10-Q. The Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward-looking statements, which only speak as of the date of this presentation. The Company does not plan and undertakes no obligation to update any of the forward-looking statements made herein, except asrequired by law. 2 | Corporate Overview October 2025

Key Investment Highlights

Leveraging Partnerships to Bring Innovation to Patients & Yield Exceptional Future Profitability

	AVIM Therapy	Virtue SAB
Pivotal Stage, High-Impact Therapies	**AVIM Therapy** Programmable, pacemaker-delivered treatment for high blood pressure and hypertensive heart disease	**Virtue SAB** Proprietary, non-coated sirolimus balloon angioplasty system for atherosclerotic artery disease and other indications
Large, Established Target Markets	**Hypertensive Heart Disease:** **>$17B** annual global opportunity	**Atherosclerotic Artery Disease:** **>$10B** annual global opportunity
Partnership-Enabled Business Model	**Strategic collaboration** Medtronic Double-digit revenue share	**Strategic rights agreement** TERUMO Right of First Refusal in coronary market







Funded Through Key Milestones


CASH FLOW

$147M+ in new capital raised since August 2025, led by strategic investments:

- **$31.6 million** committed by Medtronic
- **$40 million** committed by LIGAND
- **$30 million** committed by TERUMO

Expected cash runway through key milestones into Q4 2027 including:

- BACKBEAT Study enrollment completion & primary results readout
- Virtue Trial enrollment completion

3 | Corporate Overview October 2025

Orchestra BioMed

Expert Leadership, Proven Impact 300+ Combined years in the industry experience 25+ Average years of experience, bringing deep expertise to every challenge 100+ Successful product approvals, delivering innovation globally 600+ Authored patents shaping the future of healthcare Our leadership team is highly experienced, has a successful track record of bringing high-impact medical technologies to market, and includes individuals who have worked together for years Independent Board Members Jason Aryeh Pamela Connealy Chris Cleary Eric S. Fain, M.D. David Pacitti John Mack 4 | Corporate Overview October 2025

Advancing High-Impact Pipeline*

Two Pivotal Trial Stage Programs with Significant Future Expansion Opportunities

Target Disease	Program	Target Population	Preclinical	Clinical Feasibility	Clinical Pivotal
Hypertensive Heart Disease *$17 Billion Annual Global Opportunity*	**Atrioventricular Interval Modulation (AVIM) Therapy**	**Hypertension (HTN) & Pacemaker**	BACKBEAT Global Pivotal Study Enrolling & FDA Breakthrough		
		HTN with Increased CV Risk (Non-pacemaker indicated)	FDA Breakthrough		
		HTN & Heart Failure	FDA Breakthrough		

AVIM/Cardiac Neuromodulation Therapy may have additional clinical application in advanced heart failure.

Target Disease	Program	Target Population	Preclinical	Clinical Feasibility	Clinical Pivotal
Atherosclerotic Artery Disease *$10 Billion Annual Global Opportunity*	**Virtue® Sirolimus AngioInfusion™ Balloon (SAB)**	**Coronary In-Stent Restenosis (ISR)**	IDE Approved & FDA Breakthrough		
		Coronary Small Vessel (SV)	FDA Breakthrough		
		Below-the-Knee (BTK)	FDA Breakthrough		
		Other Coronary & Peripheral Indications			

SirolimusEFR™ may have potential clinical application in a variety of non-vascular indications.

*For more detailed information relating to our pipeline, please see the disclosure under "Item 1. Business" in our Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31, 2025.

5 | Corporate Overview October 2025

Orchestra BioMed

Over $147M in Strategic-Driven Financing Secured Since August 2025 $85M of Strategic Capital Commitments + $62.6M Equity Financing Expected to Provide Runway into Q4 2027 $35 million committed to purchase royalty-based revenue interest; plus $5 million equity investment $31.6 million additional strategic investment commitment brings total investment amount to $81.6 million Ligand’s long-term capital commitment is tied to commercial success and reflects Orchestra’s significant future royalty-based revenue opportunity Collaboration expansion provides potential development pathway for future AVIM-enabled leadless pacemaker integration Established biopharma investor with tiered royalty interest in Orchestra’s future AVIM Therapy and Virtue SAB revenues Global market leader in cardiac pacing therapy and existing collaborator for AVIM Therapy program 6 | Corporate Overview October 2025 $30 million total payments associated with new strategic rights agreements

Atrioventricular Interval Modulation (AVIM) therapy Also known as BackBeat CNT 7 | Corporate Overview October 2025

AVIM Therapy Overview Hypertension is the leading global risk factor for death, affecting 1.2B patients Uncontrolled HTN in older, higher-risk patients drives MI, stroke and heart failure Reductions as small as 5 mmHg in office systolic blood pressure substantially decrease the relative risk of major cardiovascular events and conditions A Purpose-Built Solution for HTN Patients with Increased Risk in $17B Market Patented therapy delivered as firmware enhancement to pacemaker Designed to drive immediate, substantial and sustained blood pressure reduction Robust body of clinical and mechanistic data Initial target is pacemaker population, where HTN is the #1 comorbidity Potential to expand to millions of HTN patients with increased CV risk Potential benefit in HFpEF prevention and treatment FDA Breakthrough Designation for Beachhead Market and Beyond Novel, Programmable, Always-On Therapy Collaboration with 8 | Corporate Overview October 2025

Highly Selected Target Patient Population for AVIM Represents Large Global Opportunity Leveraging Existing Reimbursement Pathways*

HTN & Pacemaker

750,000

highly addressable patients

~70% of pacemaker patients[1]

>$2 Billion

$17 Billion

Annual Global Opportunity

HTN with Increased CV Risk / HFpEF

3,700,000

highly addressable patients

~0.3% of HTN patients

>$15 Billion

- Same patients, device implant, and treating physicians
- Existing reimbursement structure

- Older patients with uncontrolled hypertension and significant comorbidities
- Similar demographics to pacemaker patients, increased cardiovascular risk, difficult-to-treat

*Total addressable market in 2025 based on company estimates

[1]Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); *Definition:* Hypertension (HTN)

9 | Corporate Overview October 2025

Orchestra BioMed

AVIM Therapy Strategic Collaboration with Medtronic

Orchestra BioMed

- **Developed AVIM Therapy from concept stage**
- Owns all related intellectual property: **120 issued global patents related to hypertension**
- Conducted all prior development and the MODERATO I & II clinical studies
- Sponsor for the BACKBEAT Global Pivotal Study

$500 - $1,600 revenue share per AVIM-enabled device assuming existing reimbursement structures[1]

Medtronic

- Global market leader in cardiac pacing therapy: **>$2B in annual revenues**
- Integrated AVIM Therapy for download into premium commercial pacemakers for the BACKBEAT study
- Exclusive global commercial rights for pacemaker-indicated HTN patients; **recent expansion** for future leadless pacemakers
- **Right of first negotiation** to expand global rights for the treatment of **non-pacemaker patients with HTN**

$61.6M equity investment plus $20 million strategic capital commitment

10 | Corporate Overview October 2025

[1] Amount is based on higher of (1) a fixed dollar amount per device (amount varies materially on a country-by-county basis) or (2) a percentage of sales

AVIM Therapy is a Novel Investigational Treatment for Hypertension

Designed to Have an Immediate, Substantial, and Sustained Effect[1]

Short AV intervals: Reduce cardiac preload, **immediately lowering blood pressure**

Intermittent longer AV intervals: modulate autonomic nervous system response (baroceptor reflex) and reduce afterload (total peripheral resistance), **sustaining blood pressure reduction**

Utilizes well-characterized physiologic mechanisms (Frank-Starling) to **favorably impact circulatory hemodynamics**[2]:

- Reduces intra-cardiac volumes and pressures
- Improves cardiovascular efficiency
- No adverse impact on contractility

Independent of lead position: compatible with traditional RV pacing or **conduction system pacing**

Novel & Potent Mechanism



AVIM Off
AVIM On
140
130
120
110
100
90
Systolic BP (mmHg)
30 Sec

11 | Corporate Overview October 2025

[1]Kalarus et al. Journal of the American Heart Association. 2021;10:e020492ahajournals.org/doi/10.1161/JAHA.120.020492. [2]Kuck, Hemodynamics Effects of AVIM Therapy, Technology and Heart Failure Therapeutics Meeting 2024 **Definitions**: AV (Atrioventricular), RV (Right Ventricular)

Substantial -11.1 mmHg Reduction in 24-Hour aSBP at 6 months Sustained -17.5 mmHg Reduction in oSBP at 2 years 0% Major Adverse Cardiac Events vs. 14.3% in control group at 6 months4 AVIM Therapy showed encouraging results in MODERATO II, a prospective, multi-center, randomized, controlled, double-blind, pilot study of pacemaker patients with uncontrolled hypertension despite medical therapy1,2 MODERATO II Randomized, Double-Blind Results Significant Reduction in Systolic Blood Pressure (SBP) Control (n=20)3 AVIM Therapy (n=26) 6 Months 24 Months 24-Hour Ambulatory SBP (aSBP) Office SBP (oSBP) 6 Months 0 -5 -10 -15 -20 -11.1 P < 0.001 -12.4 P < 0.001 -0.1 P = 0.94 -17.5 P < 0.01 Δ in BP (mmHg) -3.1 P =0.17 -15.6 P < 0.001 -1.5 P = 0.5 1 day Δ -14.1 p = 0.001 Δ -8.1 p = 0.01 Δ -12.3 p = 0.02 1Kalaras et al. Journal of the American Heart Association. 2021;10:e020492 ahajournals.org/doi/10.1161/JAHA.120.020492; 2Burkhoff MODERATO II Study 2-Year Results TCT 2021; 324- Hr aSBP Control (n=19), 1 control patient could not be measured despite repeat measurement (patient had extremely high blood pressure); 4A blinded evaluation Data Safety Monitoring Board report for MODERATO II included a revised MACE rate, from 9.5% to 14.3%, in the control group to reflect a heart failure after publication of the study results. Definitions: Major Adverse Cardiac Events (MACE) included death, heart failure, clinically significant arrhythmias (i.e., persistent or increased atrial fibrillation, serious ventricular arrhythmias), myocardial infarction, stroke and renal failure in treatment group calculated per patient. 12 | Corporate Overview October 2025

The BACKBEAT Study – Global Pivotal Hypertension Trial

Designed to Secure Regulatory Approval & Showcase Novel Approach to Blood Pressure Management

BACKBEAT
GLOBAL PIVOTAL STUDY

- Randomized, prospective, multi-center, double-blind, controlled trial
- N=500; 130+ sites in U.S. and EU
- Estimated completion of enrollment mid-2026

Patients previously implanted with or indicated for a **Medtronic Astra™ or Azure™ dual-chamber pacemaker** who have hypertension despite 1-3 anti-HTN medications

AVIM Therapy download & setup

R

AVIM Therapy + Medical Therapy | **Medical Therapy**

- **Primary Efficacy Endpoint:** Mean change in 24-hour aSBP at 3-months
- **Primary Safety Endpoint:** Freedom from unanticipated serious adverse device events at 3 months
- **Additional Secondary Endpoints:** Efficacy and safety endpoints after 12-month follow-up
- Option to crossover to open-label **+24 months unblinded follow-up phase**

13 | Corporate Overview October 2025

Orchestra BioMed

Virtue® Sirolimus AngioInfusion Balloon (SAB) 14 | Corporate Overview October 2025

Virtue® SAB Overview

Paradigm Shift Unlocks High-Growth Opportunity in Large $10B Established Market[1]

- **Drug-coated balloons (DCB) emerging as new standard of care** for key coronary and peripheral indications
- Boston Scientific's AGENT Paclitaxel-coated balloon US commercialization underway with **positive indications of sales growth**

Virtue SAB is Designed to Redefine Arterial Drug Delivery with Significant Differentiation

- **Proprietary SirolimusEFR™ extends release** of therapeutic levels of "gold-standard" drug through **critical healing period**
- **Non-coated** microporous balloon designed to **protect drug in transit to consistently deliver large liquid dose** overcoming the limitations of drug-coated balloons
- **Best-in-class clinical data from SABRE pilot study** shows promising and durable safety and efficacy in coronary ISR, with 2.8% TLF at 1 year and 0% TLR between 1-3 years[2,3,4]

Near-term Planned U.S. IDE Pivotal Study and Robust Reimbursement Landscape

- Orchestra BioMed sponsoring and in full operational control of **planned Virtue US coronary IDE trial** randomizing 1:1 to Boston Scientific's AGENT PCB
- **Expected enhanced reimbursement** supporting large commercial opportunity



[1]Total addressable market in 2025 based on company estimates. [2]Verheye et al. JACC Cardiovasc Interv 2017 Oct 23;10(20):2029-2037. DOI: 10.1016/j.jcin.2017.06.021. [3]Revised per protocol analysis set meets the criteria of the proposed In-Stent Restenosis IDE study population. [4]Granada 3-Year Clinical Results TCT 2018.

15 | Corporate Overview October 2025

Orchestra BioMed

Large Global Opportunity for Virtue SAB* Coronary ~3,700,000 patients >$7.5 Billion Peripheral ~1,250,000 patients >$2.5 Billion >$10 Billion Annual Global Opportunity Large mature market with suboptimal treatments for coronary in-stent restenosis, coronary small vessel de novo and below-the-knee Multibillion dollar established market for additional potential vascular indications *Total addressable market in 2025 based on company estimates; Definitions: Coronary Artery Disease (CAD), Peripheral Artery Disease (PAD) 16 | Corporate Overview October 2025

Compelling Opportunity For Virtue SAB

A Novel Solution is Required to Realize Advantages of Sirolimus

- **Superiority of sirolimus safety and efficacy over paclitaxel demonstrated** in large meta-analysis of 76 drug-eluting stent studies including 26 RCTs[1]
- **Sirolimus requires extended release through the critical healing period** to achieve full benefits (~30 days of >1ng/mg tissue concentration)
- **Paclitaxel** became "drug of choice" for coated balloons because it is **easier, not better** (fast tissue absorption and long tissue retention)
- **Coatings have challenges**, such as limited dosing, risk of emboli from large particulates, and drug loss in transit

Protected Delivery of Extended Release Sirolimus


SirolimusEFR™
+
Microporous AngioInfusion™
Balloon

[1]Xinlin Zhang, et. al. PLOS ONE 2014 May 20;9(5):e97934

17 | Corporate Overview October 2025

Orchestra BioMed

Protected Delivery of Extended Release Sirolimus Virtue® SAB – Optimal Drug, Dose and Delivery 1Granada et al. EuroIntervention 2016;12:740-747. 2 Animals included in the analysis of distant organs received average dose of 20.4 mg ≈10X the largest clinical dose SirolimusEFR Microporous AngioInfusion Balloon Large Liquid Dose Loaded and Protected in Dose Unit Delivered Through the Micropores During Inflation 1000 NO coating = NO drug loss in transit, NO rush and NO large particulate 100 10 1 0.1 0.01 0.001 0.0001 2Lung, liver & kidney below level of assay quantification (0.1 ng/mg) in <1 week 0 5 10 15 20 25 30 Target Lesion Distal Myocardium Kidney Liver Lung Time (Days) N = 753 porcine coronary artery segments Sirolimus Tissue Concentration (ng/mg) Published Data Demonstrates Therapeutic Tissue Concentrations Through Critical Healing Period (~30 Days)1 Required Therapeutic Concentration > 1ng/mg 18 | Corporate Overview October 2025

Low 2.8% Target Lesion Failure (TLF) at 1 year Low 0.12mm Late Lumen Loss (LLL) at 6-months 0% Target Lesion Revascularization (TLR) between 1-3 years Virtue® SAB demonstrated encouraging safety and efficacy results in patients with coronary in-stent restenosis (ISR) in prospective, multi-center SABRE Trial1,2,3 Compelling SABRE Trial Results in Coronary ISR Patients Virtue SAB Low Event Rates Out to 3 Years Single-Layer Restenosis 0% 5% 10% 15% 20% 25% 5.6% 2.8% 2.8% 2.8% 0% 0% 0% 0% 0% 0% 0% 2.8% Cardiac Death TV-MI TLR TLF Event Rates (%) 30 days 1-year 3-years 1Verheye et al. JACC Cardiovasc Interv 2017 Oct 23;10(20):2029-2037. DOI: 10.1016/j.jcin.2017.06.021. 2 Revised per protocol analysis set meets the criteria of the proposed In-Stent Restenosis IDE study population. 3Granada 3-Year Clinical Results TCT 2018. Definitions: Target lesion failure (TLF), late lumen loss (LLL), target lesion revascularization (TLR) and Myocardial Infarction (MI). 19 | Corporate Overview October 2025

Target Lesion Failure 13.5% (AGENT) and 13.2% (SELUTION) (TLF) at 1 year No angiographic follow-up in both IDE AGENT LLL = 0.397mm at 6 months4; SELUTION LLL not reported for coronary ISR AGENT & SELUTION4ISR IDE Trial Results Show Clear Opportunity for Virtue SAB 0% 5% 10% 15% 20% 25% 20.2% 13.5% 1 Year 2 Year Event Rates (%) AGENT POBA (n=341) AGENT TLF Out to 2 years Single-Layer Restenosis1,2 1Yeh RW, Shlofmitz R, Moses J, et al. JAMA. 2024;331(12):1015–1024. doi:10.1001/jama.2024.136. 2Moses, J Two-Year Outcomes from the AGENT IDE Trial CRT 2025. 3Cutlip et al. SELUTION4ISR Clinical Trial TCT 2025. 4Boston Scientific AGENT DCB Brochure 2017. Definitions: Plain old balloon angioplasty (POBA), Standard of care (SOC), late lumen loss (LLL) 26.6% 20.7% AGENT 53% relative increase in TLF from 1 to 2 years 20 | Corporate Overview October 2025 0% 5% 10% 15% 20% 25% 13.2% 1 Year Event Rates (%) (n=167) SELUTION TLF at 1 year Single-Layer Restenosis3 SELUTION SOC 10.0% SOC ~80% DES 20% POBA POBA POBA Adapted from 2 separate IDE Trials

The Virtue Trial – U.S. Randomized Pivotal Coronary ISR Trial Designed to Secure Regulatory Approval & Showcase Differentiation of Virtue SAB R 740 Pts with ISR Lesions in Arteries 2.00 – 4.00mm Virtue Sirolimus AngioInfusion Balloon 1:1 370 Pts. 370 Pts. 12 M 12 M Clinical Follow-Up out to 5 Years Primary Endpoint: Target Lesion Failure (TLF) at 12 months Primary analysis non-inferiority comparison Additional superiority test performed upon confirming non-inferiority AGENT Paclitaxel Coated Balloon FDA IDE approved 1:1 RCT vs AGENT N=740 Up to 75 US Sites Primary endpoint 12-Month TLF Planned initiation 2H 2025 21 | Corporate Overview October 2025

Orchestra developed Virtue SAB from concept stage, owns all related IP, conducted all prior studies, and retains all development and distribution rights in all indications Terumo is a global leader in interventional cardiology devices: >$2.4B in annual revenues1 Terumo purchased ROFR for Virtue SAB transactions with respect to the global coronary market • Orchestra free to engage actively with all strategic parties and solicit proposals • Terumo has 30 days following notice of a third-party proposal acceptable to Orchestra to exercise ROFR • Expires 90 days after disclosure of primary endpoint data from the Virtue Trial $65M in total payments and investments received over time from Terumo • $10M paid in consideration of ROFR, plus $20M purchase of non-voting preferred with minimum $12/share conversion after Virtue Trial results announced • Initially paid $30M for Virtue SAB rights under original distribution agreement plus $5M equity investment Terumo ROFR Agreement Highlights Strategic Interest & Optionality ROFR = Right of First Refusal; 1 22 | Corporate Overview October 2025 Based on Terumo’s consolidated financial results for the fiscal year ended March 31, 2025.

Pivotal Stage, High-Impact Therapies Large, Established Target Markets Partnership-Enabled Business Model Expected Funding into Q4 2027 23 | Corporate Overview October 2025 Key Investment Highlights Leveraging Partnerships to Bring Innovation to Patients & Yield Exceptional Future Profitability

Bringing Medical Innovations to Life Through Partnerships